UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2012

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34094	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 800 Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 30, 2012, Offshore Group Investment Limited (“OGIL”), a wholly-owned subsidiary of Vantage Drilling Company, commenced an offering of $775.0 million principal amount of its 11 1/2% Senior Secured First Lien Notes due 2015 (the “New Notes”). The New Notes are being offered as additional notes under an indenture pursuant to which, on July 30, 2010, OGIL issued $1,000,000,000 in aggregate principal amount of the same series of notes and, on June 1, 2011, OGIL issued an additional $225,000,000 in aggregate principal amount of the same series of notes (collectively, the “Existing Notes”). The Existing Notes and the New Notes will constitute a single series of securities under the indenture, and the New Notes will have the same terms as the Existing Notes except that they (1) will have a different issue date and issue price, (2) will be subject to a separate registration rights agreement and (3) until registered, will have different CUSIP numbers. The New Notes were offered only to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside of the United States in compliance with Regulation S under the Securities Act. The New Notes will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. A copy of the press release relating to the launch of the offering of the New Notes is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

On March 30, 2012, Vantage Drilling Company announced that OGIL had received validly delivered consents from holders of approximately 99.78% in aggregate principal amount of the Existing Notes in connection with its previously announced consent solicitation to, among other things, allow for the issuance of the New Notes. A copy of the press release relating to this consent solicitation is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

On April 2, 2012, OGIL priced the offering of the New Notes. A copy of the press release relating to the pricing of the offering of the New Notes is filed as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release dated March 30, 2012.

99.2	Press Release dated March 30, 2012.

99.3	Press Release dated April 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTAGE DRILLING COMPANY

Date: April 2, 2012	By:	/s/ Douglas G. Smith
Douglas G. Smith
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Press Release dated March 30, 2012.

99.2	Press Release dated March 30, 2012.

99.3	Press Release dated April 2, 2012.